October 25, 2021                                        Exhibit 99.1

Park National Corporation reports financial results
for third quarter and first nine months of 2021
Increased net income supports special cash dividend and associate award

NEWARK, Ohio - Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the third quarter and first nine months of 2021 (three and nine months ended September 30, 2021). Park's board of directors declared a quarterly cash dividend of $1.03 per common share, payable on December 10, 2021 to common shareholders of record as of November 19, 2021. The board also declared a special cash dividend of $0.20 per common share, also payable on December 10, 2021 to common shareholders of record as of November 19, 2021.

“Throughout another year of pandemic turbulence, our customers have relied on Park National for more security, convenience, and compassion. We continue to report new opportunities and growth in services from loans to retirement investments to digital banking. We are proud to help our communities to not just endure difficult circumstances, but also to navigate them and build for the future,” Park Chairman and CEO David Trautman said.

Park’s net income for the third quarter of 2021 was $35.4 million, a 14.9 percent increase from $30.8 million for the third quarter of 2020. Third quarter 2021 net income per diluted common share was $2.16, compared to $1.88 in the third quarter of 2020. Park's net income for the first nine months of 2021 was $117.4 million, a 41.9 percent increase from $82.7 million for the first nine months of 2020. Net income per diluted common share was $7.14 for the first nine months of 2021, compared to $5.04 for the first nine months of 2020.

Park's community-banking subsidiary, The Park National Bank, reported net income of $36.5 million for the third quarter of 2021, a 10.8 percent increase compared to $32.9 million for the same period of 2020. Park National Bank reported net income of $122.5 million for the first nine months of 2021, compared to $89.5 million for the first nine months of 2020.

Park also announced that effective October 31, 2021, it will raise its minimum wage for all associates to $15 per hour, to remain competitive in attracting and retaining associates in each of the communities Park serves. Additionally, Park will reward its current associates for their collective role in supporting Park’s outstanding performance throughout another challenging year. Park’s board approved a one-time bonus payment for all associates who are not eligible for Park’s annual incentive compensation program. In November, each full-time associate in that group will receive an extra payment of $1,000, and part-time associates will receive $750.

“Open communication, empathy, and flexibility have always been important parts of our culture, and that has been especially true throughout this pandemic. Our success depends on our associates, and our leaders keep a close watch to ensure we’re taking care of our colleagues and the customers they serve daily,” Park President Matthew Miller said. “We are pleased to continue to invest in support for our community organizations, customers, shareholders, and associates.”

Headquartered in Newark, Ohio, Park National Corporation has $10.0 billion in total assets (as of September 30, 2021). Park's banking operations are conducted through its subsidiary The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Complete financial tables are listed below.
Category: Earnings
Media contact: Bethany Lewis, 740.349.0421, bethany.lewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, brady.burt@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ materially include, without limitation:

•the ever-changing effects of the novel coronavirus (COVID-19) pandemic - - the duration, extent and severity of which are impossible to predict, including the possibility of further resurgence in the spread of COVID-19 or variants thereof - - on economies (local, national and international) and markets, and on our customers, counterparties, employees and third-party service providers, as well as the effects of various responses of governmental and nongovernmental authorities to the COVID-19 pandemic, including public health actions directed toward the containment of the COVID-19 pandemic (such as quarantines, shut downs and other restrictions on travel and commercial, social or other activities), the availability and effectiveness of vaccines, and the implementation of fiscal stimulus packages;
•the impact of future governmental and regulatory actions upon our participation in and execution of government programs related to the COVID-19 pandemic;
•Park's ability to execute our business plan successfully and within the expected timeframe as well as our ability to manage strategic initiatives in light of the impact of the COVID-19 pandemic and the various responses to the COVID-19 pandemic;
•general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a weaker recovery than anticipated, in addition to the continuing impact of the COVID-19 pandemic on our customers’ operations and financial condition, either of which may result in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans;
•factors that can impact the performance of our loan portfolio, including real estate values and liquidity in our primary market areas, the financial health of our commercial borrowers and the success of construction projects that we finance, including any loans acquired in acquisition transactions;
•the effect of monetary and other fiscal policies (including the impact of money supply and interest rate policies of the Federal Reserve Board) as well as disruption in the liquidity and functioning of U.S. financial markets, as a result of the COVID-19 pandemic and government policies implemented in response thereto, may adversely impact prepayment penalty income, mortgage banking income, income from fiduciary activities, the value of securities, deposits and other financial instruments, in addition to the loan demand and the performance of our loan portfolio, and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins;
•changes in the federal, state, or local tax laws may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio and otherwise negatively impact our financial performance;
•the impact of the results of the 2020 U.S. elections, including on the regulatory landscape, capital markets, tax policy, infrastructure spending and social programs;
•changes in consumer spending, borrowing and saving habits, whether due to changes in retail distribution strategies, consumer preferences and behavior, changes in business and economic conditions (including as a result of the COVID-19 pandemic and reactions thereto), legislative and regulatory initiatives (including those undertaken in response to the COVID-19 pandemic), or other factors may be different than anticipated;
•changes in unemployment levels in the states in which Park and our subsidiaries do business may be different than anticipated due to the continuing impact of the COVID-19 pandemic;
•changes in customers', suppliers', and other counterparties' performance and creditworthiness may be different than anticipated due to the continuing impact of and the various responses to the COVID-19 pandemic;
•Park may have more credit risk and higher credit losses to the extent there are loan concentrations by location or industry of borrowers or collateral;
•the volatility from quarter to quarter of mortgage banking income, whether due to interest rates, demand, the fair value of mortgage loans, or other factors;
•the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational (including those which may result from more of our associates working remotely), asset/liability repricing, legal, compliance, strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business;
•competitive pressures among financial services organizations could increase significantly, including product and pricing pressures (which could in turn impact our credit spreads), changes to third-party relationships and revenues, changes in the manner of providing services, customer acquisition and retention pressures, and our ability to attract, develop and retain qualified banking professionals;
•uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, FDIC insurance premium levels, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank and bank holding company capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Coronavirus
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

Aid, Relief and Economic Security (CARES) Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the American Rescue Plan Act of 2021, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve Board, to implement the provisions of the CARES Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the provisions of the American Rescue Plan Act of 2021, the provisions of the Dodd-Frank Act, and the Basel III regulatory capital reforms;
•the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board (the "FASB"), the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, may adversely affect Park's reported financial condition or results of operations;
•Park's assumptions and estimates used in applying critical accounting policies and modeling, including under the CECL model, which may prove unreliable, inaccurate or not predictive of actual results;
•the impact of Park's ability to anticipate and respond to technological changes on Park's ability to respond to customer needs and meet competitive demands;
•operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent;
•the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks, including those of Park's third-party vendors and other service providers, which may prove inadequate, and could adversely affect customer confidence in Park and/or result in Park incurring a financial loss;
•a failure in or breach of Park's operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks;
•the existence or exacerbation of general geopolitical instability and uncertainty as well as the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations and changes in the relationship of the U.S. and its global trading partners);
•the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the growth rates and financial stability of certain sovereign governments, supranationals and financial institutions in Europe and Asia and the risk they may face difficulties servicing their sovereign debt;
•our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims and the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries;
•continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends;
•the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties;
•the impact of widespread natural and other disasters, pandemics (including the COVID-19 pandemic), dislocations, regional or national protests and civil unrest (including any resulting branch closures or damages), military or terrorist activities or international hostilities on the economy and financial markets generally and on us or our counterparties specifically;
•any of the foregoing factors, or other cascading effects of the COVID-19 pandemic that are not currently foreseeable, could materially affect our business, including our customers' willingness to conduct banking transactions and their ability to pay on existing obligations;
•the effect of healthcare laws in the U.S. and potential changes for such laws, especially in light of the COVID-19 pandemic, which may increase our healthcare and other costs and negatively impact our operations and financial results;
•risk and uncertainties associated with Park's entry into new geographic markets with our recent acquisitions, including expected revenue synergies and cost savings from recent acquisitions not being fully realized or realized within the expected time frame;
•the discontinuation of the London Inter-Bank Offered Rate (LIBOR) and other reference rates which may result in increased expenses and litigation, and adversely impact the effectiveness of hedging strategies;
•and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended September 30, 2021, June 30, 2021, and September 30, 2020

	2021	2021	2020	Percent change vs.
(in thousands, except share and per share data)	3rd QTR	2nd QTR	3rd QTR	2Q '21	3Q '20
INCOME STATEMENT:
Net interest income	$81,602	$83,851	$83,840	(2.7)%	(2.7)%
Provision for (recovery of) credit losses (l)	1,972	(4,040)	13,836	N.M	N.M
Other income	32,411	31,238	36,558	3.8%	(11.3)%
Other expense	68,489	71,400	69,859	(4.1)%	(2.0)%
Income before income taxes	$43,552	$47,729	$36,703	(8.8)%	18.7%
Income taxes	8,118	8,597	5,857	(5.6)%	38.6%
Net income	$35,434	$39,132	$30,846	(9.5)%	14.9%

MARKET DATA:
Earnings per common share - basic (a)	$2.17	$2.39	$1.89	(9.2)%	14.8%
Earnings per common share - diluted (a)	2.16	2.38	1.88	(9.2)%	14.9%
Cash dividends declared per common share	1.03	1.03	1.02	—%	1.0%
Book value per common share at period end	65.90	65.44	62.39	0.7%	5.6%
Market price per common share at period end	121.95	117.42	81.96	3.9%	48.8%
Market capitalization at period end	1,976,343	1,918,733	1,336,011	3.0%	47.9%

Weighted average common shares - basic (b)	16,292,312	16,340,690	16,300,720	(0.3)%	(0.1)%
Weighted average common shares - diluted (b)	16,423,912	16,472,800	16,393,792	(0.3)%	0.2%
Common shares outstanding at period end	16,206,177	16,340,772	16,300,763	(0.8)%	(0.6)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.40%	1.59%	1.28%	(11.9)%	9.4%
Return on average shareholders' equity (a)(b)	13.04%	14.81%	12.03%	(12.0)%	8.4%
Yield on loans	4.47%	4.60%	4.54%	(2.8)%	(1.5)%
Yield on investment securities	2.12%	2.31%	2.35%	(8.2)%	(9.8)%
Yield on money market instruments	0.16%	0.10%	0.11%	60.0%	45.5%
Yield on interest earning assets	3.69%	3.93%	4.12%	(6.1)%	(10.4)%
Cost of interest bearing deposits	0.11%	0.13%	0.26%	(15.4)%	(57.7)%
Cost of borrowings	2.00%	1.91%	1.63%	4.7%	22.7%
Cost of paying interest bearing liabilities	0.26%	0.29%	0.39%	(10.3)%	(33.3)%
Net interest margin (g)	3.53%	3.74%	3.85%	(5.6)%	(8.3)%
Efficiency ratio (g)	59.70%	61.65%	57.69%	(3.2)%	3.5%

OTHER RATIOS (NON-GAAP):
Tangible book value per share (d)	$55.56	$55.17	$52.00	0.7%	6.8%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended September 30, 2021, June 30, 2021, and September 30, 2020

				Percent change vs.
(in thousands, except ratios)	September 30, 2021	June 30, 2021	September 30, 2020	2Q '21	3Q '20
BALANCE SHEET:
Investment securities	$1,609,303	$1,461,916	$1,097,598	10.1%	46.6%
Loans	6,908,417	7,035,646	7,278,546	(1.8)%	(5.1)%
Allowance for credit losses (l)	88,129	83,577	87,038	5.4%	1.3%
Goodwill and other intangible assets	167,477	167,897	169,380	(0.3)%	(1.1)%
Other real estate owned (OREO)	813	813	836	—%	(2.8)%
Total assets	10,034,018	9,947,994	9,240,006	0.9%	8.6%
Total deposits	8,364,385	8,214,624	7,475,829	1.8%	11.9%
Borrowings	424,078	501,350	643,103	(15.4)%	(34.1)%
Total shareholders' equity	1,067,912	1,069,392	1,016,996	(0.1)%	5.0%
Tangible equity (d)	900,435	901,495	847,616	(0.1)%	6.2%
Total nonperforming loans	106,872	114,695	148,442	(6.8)%	(28.0)%
Total nonperforming assets	110,849	118,672	152,670	(6.6)%	(27.4)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	68.85%	70.72%	78.77%	(2.6)%	(12.6)%
Total nonperforming loans as a % of period end loans	1.55%	1.63%	2.04%	(4.9)%	(24.0)%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	1.60%	1.69%	2.10%	(5.3)%	(23.8)%
Allowance for credit losses as a % of period end loans	1.28%	1.19%	1.20%	7.6%	6.7%
Net loan (recoveries) charge-offs	$(2,580)	$(731)	$274	N.M	N.M
Annualized net loan (recoveries) charge-offs as a % of average loans (b)	(0.15)%	(0.04)%	0.02%	N.M	N.M

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	10.64%	10.75%	11.01%	(1.0)%	(3.4)%
Tangible equity (d) / Tangible assets (f)	9.13%	9.22%	9.34%	(1.0)%	(2.2)%
Average shareholders' equity / Average assets (b)	10.71%	10.74%	10.67%	(0.3)%	0.4%
Average shareholders' equity / Average loans (b)	15.50%	14.94%	14.08%	3.7%	10.1%
Average loans / Average deposits (b)	82.68%	86.49%	92.02%	(4.4)%	(10.1)%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Nine months ended September 30, 2021 and September 30, 2020

	2021	2020
(in thousands, except share and per share data)	Nine months ended September 30	Nine months ended September 30	Percent change vs '20
INCOME STATEMENT:
Net interest income	$246,187	$241,309	2.0%
(Recovery of) provision for credit losses (l)	(6,923)	31,213	N.M
Other income	97,738	90,008	8.6%
Other expense	207,754	200,934	3.4%
Income before income taxes	$143,094	$99,170	44.3%
Income taxes	25,697	16,447	56.2%
Net income	$117,397	$82,723	41.9%

MARKET DATA:
Earnings per common share - basic (a)	$7.20	$5.07	42.0%
Earnings per common share - diluted (a)	7.14	5.04	41.7%
Cash dividends declared per common share	3.29	3.26	0.9%

Weighted average common shares - basic (b)	16,315,996	16,300,250	0.1%
Weighted average common shares - diluted (b)	16,445,568	16,398,350	0.3%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.59%	1.20%	32.5%
Return on average shareholders' equity (a)(b)	14.79%	11.05%	33.8%
Yield on loans	4.52%	4.72%	(4.2)%
Yield on investment securities	2.30%	2.62%	(12.2)%
Yield on money market instruments	0.13%	0.31%	(58.1)%
Yield on interest earning assets	3.86%	4.27%	(9.6)%
Cost of interest bearing deposits	0.13%	0.47%	(72.3)%
Cost of borrowings	1.92%	1.66%	15.7%
Cost of paying interest bearing liabilities	0.29%	0.57%	(49.1)%
Net interest margin (g)	3.67%	3.88%	(5.4)%
Efficiency ratio (g)	60.03%	60.26%	(0.4)%

ASSET QUALITY RATIOS
Net loan (recoveries) charge-offs	$(3,287)	$854	N.M.
Net loan (recoveries) charge-offs as a % of average loans (b)	(0.06)%	0.02%	N.M.

CAPITAL & LIQUIDITY
Average shareholders' equity / Average assets (b)	10.77%	10.85%	(0.7)%
Average shareholders' equity / Average loans (b)	15.02%	14.49%	3.7%
Average loans / Average deposits (b)	86.33%	90.19%	(4.3)%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands, except share and per share data)	2021	2020	2021	2020

Interest income:
Interest and fees on loans	$78,127	$82,617	$238,040	$243,459
Interest on:
Obligations of U.S. Government, its agencies
and other securities - taxable	4,904	4,841	13,760	15,398
Obligations of states and political subdivisions - tax-exempt	2,029	2,045	6,098	6,396
Other interest income	360	63	689	667
Total interest income	85,420	89,566	258,587	265,920

Interest expense:
Interest on deposits:
Demand and savings deposits	435	803	1,222	8,652
Time deposits	1,011	2,662	3,880	10,293
Interest on borrowings	2,372	2,261	7,298	5,666
Total interest expense	3,818	5,726	12,400	24,611

Net interest income	81,602	83,840	246,187	241,309

Provision for (recovery of) credit losses (l)	1,972	13,836	(6,923)	31,213

Net interest income after provision for (recovery of) credit losses	79,630	70,004	253,110	210,096

Other income	32,411	36,558	97,738	90,008

Other expense	68,489	69,859	207,754	200,934

Income before income taxes	43,552	36,703	143,094	99,170

Income taxes	8,118	5,857	25,697	16,447

Net income	$35,434	$30,846	$117,397	$82,723

Per common share:
Net income - basic	$2.17	$1.89	$7.20	$5.07
Net income - diluted	$2.16	$1.88	$7.14	$5.04

Weighted average shares - basic	16,292,312	16,300,720	16,315,996	16,300,250
Weighted average shares - diluted	16,423,912	16,393,792	16,445,568	16,398,350

Cash dividends declared	$1.03	$1.02	$3.29	$3.26

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	September 30, 2021	December 31, 2020

Assets

Cash and due from banks	$127,685	$155,596
Money market instruments	749,710	214,878
Investment securities	1,609,303	1,124,806
Loans	6,908,417	7,177,785
Allowance for credit losses (l)	(88,129)	(85,675)
Loans, net	6,820,288	7,092,110
Bank premises and equipment, net	88,909	88,660
Goodwill and other intangible assets	167,477	168,855
Other real estate owned	813	1,431
Other assets	469,833	432,685
Total assets	$10,034,018	$9,279,021

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,981,928	$2,727,100
Interest bearing	5,382,457	4,845,258
Total deposits	8,364,385	7,572,358
Borrowings	424,078	562,504
Other liabilities	177,643	103,903
Total liabilities	$8,966,106	$8,238,765

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at September 30, 2021 and December 31, 2020)	$—	$—
Common shares (No par value; 20,000,000 shares authorized; 17,623,132 shares issued at September 30, 2021 and 17,623,163 shares issued at December 31, 2020)	459,953	460,687
Accumulated other comprehensive (loss) income, net of taxes	(7,810)	5,571
Retained earnings	759,619	704,764
Treasury shares (1,416,955 shares at September 30, 2021 and 1,308,966 shares at December 31, 2020)	(143,850)	(130,766)
Total shareholders' equity	$1,067,912	$1,040,256
Total liabilities and shareholders' equity	$10,034,018	$9,279,021

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands)	2021	2020	2021	2020

Assets

Cash and due from banks	$130,716	$121,973	$136,728	$129,436
Money market instruments	895,784	223,563	724,561	286,909
Investment securities	1,461,434	1,330,520	1,310,762	1,264,381
Loans	6,956,064	7,247,021	7,062,336	6,904,900
Allowance for credit losses (l)	(83,935)	(74,718)	(86,969)	(64,942)
Loans, net	6,872,129	7,172,303	6,975,367	6,839,958
Bank premises and equipment, net	89,718	83,609	89,909	79,557
Goodwill and other intangible assets	167,754	169,726	168,215	170,311
Other real estate owned	776	1,299	935	2,616
Other assets	452,405	454,689	446,980	443,327
Total assets	$10,070,716	$9,557,682	$9,853,457	$9,216,495

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,953,605	$2,565,417	$2,896,126	$2,306,355
Interest bearing	5,459,400	5,309,718	5,284,664	5,350,009
Total deposits	8,413,005	7,875,135	8,180,790	7,656,364
Borrowings	471,148	552,452	507,989	455,127
Other liabilities	108,098	109,856	103,612	104,763
Total liabilities	$8,992,251	$8,537,443	$8,792,391	$8,216,254

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	458,988	457,571	459,213	457,953
Accumulated other comprehensive (loss) income, net of taxes	(2,022)	15,400	(1,918)	8,712
Retained earnings	755,435	679,519	734,715	665,808
Treasury shares	(133,936)	(132,251)	(130,944)	(132,232)
Total shareholders' equity	$1,078,465	$1,020,239	$1,061,066	$1,000,241
Total liabilities and shareholders' equity	$10,070,716	$9,557,682	$9,853,457	$9,216,495

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2021	2021	2021	2020	2020
(in thousands, except per share data)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Interest income:
Interest and fees on loans	$78,127	$81,176	$78,737	$85,268	$82,617
Interest on:
Obligations of U.S. Government, its agencies and other securities - taxable	4,904	4,600	4,256	4,420	4,841
Obligations of states and political subdivisions - tax-exempt	2,029	2,032	2,037	2,040	2,045
Other interest income	360	186	143	72	63
Total interest income	85,420	87,994	85,173	91,800	89,566

Interest expense:
Interest on deposits:
Demand and savings deposits	435	401	386	490	803
Time deposits	1,011	1,285	1,584	1,893	2,662
Interest on borrowings	2,372	2,457	2,469	3,096	2,261
Total interest expense	3,818	4,143	4,439	5,479	5,726

Net interest income	81,602	83,851	80,734	86,321	83,840

Provision for (recovery of) credit losses (l)	1,972	(4,040)	(4,855)	(19,159)	13,836

Net interest income after provision for (recovery of) credit losses	79,630	87,891	85,589	105,480	70,004

Other income	32,411	31,238	34,089	35,656	36,558

Other expense	68,489	71,400	67,865	85,661	69,859

Income before income taxes	43,552	47,729	51,813	55,475	36,703

Income taxes	8,118	8,597	8,982	10,275	5,857

Net income	$35,434	$39,132	$42,831	$45,200	$30,846

Per common share:
Net income - basic	$2.17	$2.39	$2.63	$2.77	$1.89
Net income - diluted	$2.16	$2.38	$2.61	$2.75	$1.88

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2021	2021	2021	2020	2020
(in thousands)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Other income:
Income from fiduciary activities	$8,820	$8,569	$8,173	$7,632	$7,335
Service charges on deposit accounts	2,389	2,032	2,054	2,123	2,118
Other service income	6,668	7,159	9,617	12,040	13,047
Debit card fee income	6,453	6,758	6,086	5,787	5,853
Bank owned life insurance income	1,462	1,149	1,165	1,170	1,192
ATM fees	622	655	530	432	491
Gain (loss) on the sale of OREO, net	3	4	(33)	(7)	569
Net loss on the sale of debt securities	—	—	—	—	(27)
Gain on equity securities, net	609	467	1,810	2,931	1,201
Other components of net periodic benefit income	2,038	2,038	2,038	1,988	1,988
Miscellaneous	3,347	2,407	2,649	1,560	2,791
Total other income	$32,411	$31,238	$34,089	$35,656	$36,558

Other expense:
Salaries	$29,433	$30,303	$29,896	$37,280	$31,632
Employee benefits	10,640	10,056	10,201	7,316	10,676
Occupancy expense	3,211	3,027	3,640	3,231	3,835
Furniture and equipment expense	2,797	2,756	2,610	4,949	4,687
Data processing fees	7,817	7,150	7,712	3,315	3,275
Professional fees and services	6,973	6,973	5,664	9,359	7,977
Marketing	1,574	1,290	1,491	1,752	1,454
Insurance	1,403	1,276	1,691	1,855	1,541
Communication	796	770	1,122	1,097	958
State tax expense	1,113	1,103	1,108	605	1,125
Amortization of intangible assets	420	479	479	525	525
FHLB prepayment penalty	—	—	—	8,736	—
Foundation contributions	—	4,000	—	3,000	—
Miscellaneous	2,312	2,217	2,251	2,641	2,174
Total other expense	$68,489	$71,400	$67,865	$85,661	$69,859

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

				Year ended December 31,
(in thousands, except ratios)	September 30, 2021	June 30, 2021	March 31, 2021	2020	2019	2018	2017

Allowance for credit losses:
Allowance for credit losses, beginning of period	$83,577	$86,886	$85,675	$56,679	$51,512	$49,988	$50,624
Cumulative change in accounting principle; adoption of ASU 2016-13		—	6,090	—	—	—	—
Charge-offs	1,002	1,070	1,701	10,304	11,177	13,552	19,403
Recoveries	3,582	1,801	1,677	27,246	10,173	7,131	10,210
Net (recoveries) charge-offs	(2,580)	(731)	24	(16,942)	1,004	6,421	9,193
Provision for (recovery of) credit losses	1,972	(4,040)	(4,855)	12,054	6,171	7,945	8,557
Allowance for credit losses, end of period	$88,129	$83,577	$86,886	$85,675	$56,679	$51,512	$49,988

General reserve trends:
Allowance for credit losses, end of period	$88,129	$83,577	$86,886	$85,675	$56,679	$51,512	$49,988
Allowance on purchased credit deteriorated ("PCD") loans (purchased credit impaired ("PCI") loans for years 2020 and prior)	—	—	—	167	268	—	—
Allowance on purchased loans excluded from the general reserve	—	—	—	678	—	—	—
Specific reserves on individually evaluated loans	3,466	3,915	4,962	5,434	5,230	2,273	684
General reserves on collectively evaluated loans	$84,663	$79,662	$81,924	$79,396	$51,181	$49,239	$49,304

Total loans	$6,908,417	$7,035,646	$7,168,745	$7,177,785	$6,501,404	$5,692,132	$5,372,483
PCD loans (PCI loans for years 2020 and prior)	8,705	10,007	10,284	11,153	14,331	3,943	—
Purchased loans excluded from collectively evaluated loans	—	—	—	360,056	548,436	225,029	—
Individually evaluated loans	79,264	86,874	100,407	108,407	77,459	48,135	56,545
Collectively evaluated loans	$6,820,448	$6,938,765	$7,058,054	$6,698,169	$5,861,178	$5,415,025	$5,315,938

Asset Quality Ratios:
Net (recoveries) charge-offs as a % of average loans (annualized)	(0.15)%	(0.04)%	—%	(0.24)%	0.02%	0.12%	0.17%
Allowance for credit losses as a % of period end loans	1.28%	1.19%	1.21%	1.19%	0.87%	0.90%	0.93%
Allowance for credit losses as a % of period end loans (excluding PPP loans) (k)	1.30%	1.23%	1.28%	1.25%	N.A.	N.A.	N.A.
General reserve as a % of collectively evaluated loans	1.24%	1.15%	1.16%	1.19%	0.87%	0.91%	0.93%
General reserves as a % of collectively evaluated loans (excluding PPP loans) (k)	1.27%	1.19%	1.22%	1.24%	N.A.	N.A.	N.A.

Nonperforming assets:
Nonaccrual loans	$87,791	$96,760	$114,708	$117,368	$90,080	$67,954	$72,056
Accruing troubled debt restructurings	18,797	17,420	14,817	20,788	21,215	15,173	20,111
Loans past due 90 days or more	284	515	802	1,458	2,658	2,243	1,792
Total nonperforming loans	$106,872	$114,695	$130,327	$139,614	$113,953	$85,370	$93,959
Other real estate owned - Park National Bank	219	219	250	837	3,100	2,788	6,524
Other real estate owned - SEPH	594	594	594	594	929	1,515	7,666
Other nonperforming assets - Park National Bank	3,164	3,164	3,164	3,164	3,599	3,464	4,849
Total nonperforming assets	$110,849	$118,672	$134,335	$144,209	$121,581	$93,137	$112,998
Percentage of nonaccrual loans to period end loans	1.27%	1.38%	1.60%	1.64%	1.39%	1.19%	1.34%
Percentage of nonperforming loans to period end loans	1.55%	1.63%	1.82%	1.95%	1.75%	1.50%	1.75%
Percentage of nonperforming assets to period end loans	1.60%	1.69%	1.87%	2.01%	1.87%	1.64%	2.10%
Percentage of nonperforming assets to period end total assets	1.10%	1.19%	1.35%	1.55%	1.42%	1.19%	1.50%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

				Year ended December 31,
(in thousands, except ratios)	September 30, 2021	June 30, 2021	March 31, 2021	2020	2019	2018	2017

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$96,760	$114,708	$117,368	$90,080	$67,954	$72,056	$87,822
New nonaccrual loans	8,825	11,342	12,540	103,386	81,009	76,611	58,753
Resolved nonaccrual loans	17,794	29,290	15,200	76,098	58,883	80,713	74,519
Nonaccrual loans, end of period	$87,791	$96,760	$114,708	$117,368	$90,080	$67,954	$72,056

Impaired commercial loan portfolio information (period end):
Unpaid principal balance	$79,952	$87,502	$100,996	$109,062	$78,178	$59,381	$66,585
Prior charge-offs	688	628	589	655	719	11,246	10,040
Remaining principal balance	79,264	86,874	100,407	108,407	77,459	48,135	56,545
Specific reserves	3,466	3,915	4,962	5,434	5,230	2,273	684
Book value, after specific reserves	$75,798	$82,959	$95,445	$102,973	$72,229	$45,862	$55,861

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED			NINE MONTHS ENDED
(in thousands, except share and per share data)	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Net interest income	$81,602	$83,851	$83,840	$246,187	$241,309
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	807	806	1,071	2,744	3,750
less interest income on former Vision Bank relationships	414	2,838	8	3,357	351
Net interest income - adjusted	$80,381	$80,207	$82,761	$240,086	$237,208

Provision for (recovery of) credit losses	$1,972	$(4,040)	$13,836	$(6,923)	$31,213
less recoveries on former Vision Bank relationships	(2,231)	(152)	(37)	(2,640)	(1,486)
Provision for (recovery of) credit losses - adjusted	$4,203	$(3,888)	$13,873	$(4,283)	$32,699

Other income	$32,411	$31,238	$36,558	$97,738	$90,008
less net gain on sale of former Vision Bank OREO properties	—	—	371	—	1,208
less other service income related to former Vision Bank relationships	143	3	36	204	88
less rebranding initiative related expenses	—	—	—	—	(274)
less net (loss) gain on the sale of debt securities in the ordinary course of business	—	—	(27)	—	3,286
Other income - adjusted	$32,268	$31,235	$36,178	$97,534	$85,700

Other expense	$68,489	$71,400	$69,859	$207,754	$200,934
less merger-related expenses related to NewDominion and Carolina Alliance acquisitions	4	4	163	20	620
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	420	479	525	1,378	1,738
less direct expenses related to collection of payments on former Vision Bank loan relationships	254	300	232	661	232
less FHLB prepayment penalty	—	—	—	—	1,793
less rebranding initiative related expenses	437	342	429	1,734	837
less Foundation contribution	—	4,000	—	4,000	—
less severance and restructuring charges	140	46	67	294	403
less COVID-19 related expenses (j)	—	670	744	1,535	2,884
Other expense - adjusted	$67,234	$65,559	$67,699	$198,132	$192,427

Tax effect of adjustments to net income identified above (i)	$(491)	$429	$139	$142	$(291)

Net income - reported	$35,434	$39,132	$30,846	$117,397	$82,723
Net income - adjusted (h)	$33,585	$40,745	$31,371	$117,932	$81,626

Diluted earnings per share	$2.16	$2.38	$1.88	$7.14	$5.04
Diluted earnings per share, adjusted (h)	$2.04	$2.47	$1.91	$7.17	$4.98

Annualized return on average assets (a)(b)	1.40%	1.59%	1.28%	1.59%	1.20%
Annualized return on average assets, adjusted (a)(b)(h)	1.32%	1.66%	1.31%	1.60%	1.18%

Annualized return on average tangible assets (a)(b)(e)	1.42%	1.62%	1.31%	1.62%	1.22%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.35%	1.68%	1.33%	1.63%	1.21%

Annualized return on average shareholders' equity (a)(b)	13.04%	14.81%	12.03%	14.79%	11.05%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	12.36%	15.42%	12.23%	14.86%	10.90%

Annualized return on average tangible equity (a)(b)(c)	15.44%	17.60%	14.43%	17.58%	13.31%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	14.63%	18.33%	14.67%	17.66%	13.14%

Efficiency ratio (g)	59.70%	61.65%	57.69%	60.03%	60.26%
Efficiency ratio, adjusted (g)(h)	59.31%	58.45%	56.58%	58.31%	59.20%

Annualized net interest margin (g)	3.53%	3.74%	3.85%	3.67%	3.88%
Annualized net interest margin, adjusted (g)(h)	3.48%	3.58%	3.80%	3.58%	3.81%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Reported measure uses net income
(b) Averages are for the three months ended September 30, 2021, June 30, 2021, and September 30, 2020 and the nine months ended September 30, 2021 and September 30, 2020, as appropriate
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
AVERAGE SHAREHOLDERS' EQUITY	$1,078,465	$1,059,949	$1,020,239	$1,061,066	$1,000,241
Less: Average goodwill and other intangible assets	167,754	168,211	169,726	168,215	170,311
AVERAGE TANGIBLE EQUITY	$910,711	$891,738	$850,513	$892,851	$829,930

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	September 30, 2021	June 30, 2021	September 30, 2020
TOTAL SHAREHOLDERS' EQUITY	$1,067,912	$1,069,392	$1,016,996
Less: Goodwill and other intangible assets	167,477	167,897	169,380
TANGIBLE EQUITY	$900,435	$901,495	$847,616

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
AVERAGE ASSETS	$10,070,716	$9,872,078	$9,557,682	$9,853,457	$9,216,495
Less: Average goodwill and other intangible assets	167,754	168,211	169,726	168,215	170,311
AVERAGE TANGIBLE ASSETS	$9,902,962	$9,703,867	$9,387,956	$9,685,242	$9,046,184

(f) Tangible equity divided by tangible assets. Tangible assets equal total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	September 30, 2021	June 30, 2021	September 30, 2020
TOTAL ASSETS	$10,034,018	$9,947,994	$9,240,006
Less: Goodwill and other intangible assets	167,477	167,897	169,380
TANGIBLE ASSETS	$9,866,541	$9,780,097	$9,070,626

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Interest income	$85,420	$87,994	$89,566	$258,587	$265,920
Fully taxable equivalent adjustment	717	718	706	2,149	2,154
Fully taxable equivalent interest income	$86,137	$88,712	$90,272	$260,736	$268,074
Interest expense	3,818	4,143	5,726	12,400	24,611
Fully taxable equivalent net interest income	$82,319	$84,569	$84,546	$248,336	$243,463

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, provision for (recovery of) credit losses, other income and other expense.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.
(j) COVID-19 related expenses include calamity pay and special one-time bonuses to certain associates.
(k) Excludes $131.5 million, $248.9 million and $331.6 million of PPP loans at September 30, 2021, June 30, 2021 and December 31, 2020, respectively.
(l) Park adopted ASU 2016-13 effective January 1, 2021. The allowance for credit losses at September 30, 2021 and June 30, 2021 and the related provision for (recovery of) credit losses for the three months ended September 30, 2021 and June 30, 2021 and the nine months ended September 30, 2021 were calculated utilizing this new guidance.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com